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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
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             (Exact name of registrant as specified in its charter)

                Maryland                                   52-2298116
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 (state of incorporation or organization)             (IRS Employer Id. No.)

         50 Rockefeller Plaza, New York, NY                 10020
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(Address of principal executive offices)                 (Zip Code)

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
If this form relates to the registration            If this form relates to the registration
of a class of securities pursuant to Section        of a class of securities pursuant to Section 12(g)
12(b)of the Exchange Act and is effective           of the Exchange Act and is effective
pursuant to Form 8-A to General Instruction A.(c),  pursuant to General Instruction A.(d),
check the following box. / /                        check the following box. /X/

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Securities Act registration statement file number to which this form relates:

                                    333-58854
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                                 (if applicable)

Securities registered pursuant to Section 12(b) of the Act:

      Title of Each Class                        Name of Each Exchange on Which
      to be So Registered                        Each Class is to be Registered

         NONE                                                 NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.001 per share
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                                (Title of Class)



                                (Title of Class)



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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         This registration statement relates to the registration with the Securities and Exchange Commission of shares of Common Stock, par value $.001 per share (the "Common Stock"), of Corporate Property Associates 15 Incorporated, a Maryland corporation (the "Registrant"). The description of the Common Stock to be registered hereunder is set forth under the caption "Description of Shares," at page 76 of the Registrant's Registration Statement (Registration No. 333-58854) on Form S-11, filed with the Securities and Exchange Commission on April 13, 2001, as amended, and is incorporated herein by reference.


ITEM 2.           EXHIBITS

         2.1      Articles of Incorporation(*)

         2.2      Bylaws of Registrant(*)

* Filed with Form S-11 (Registration No. 333-58854) filed with the Securities and Exchange Commission on April 13, 2001.



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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   Corporate Property Associates 15 Incorporated



                                   By: /s/ Susan C. Hyde
                                      ----------------------
                                      Susan C. Hyde
                                      Executive Director

Date:  April 25, 2003